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                                                     Exhibit 23.2


                 CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in this Registration Statement on Form S-8 of our Report on the Financial
Statements and Schedules of The Standard Register Company included in the Annual Report on Form 10-K for the year ended
December 31, 1995.

                                   BATTELLE & BATTELLE PLL


                                   /s/Battelle & Battelle PLL
                                   ___________________________


Dayton, Ohio
June 4, 1996